UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2011
Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio		44113

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	216-621-6060
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 1, 2011, Forest City Enterprises, Inc. (the “Company”) announced several planned management and Board of Directors (the “Board”) changes, all of which will take effect following the annual meeting of shareholders, expected to be held on June 10, 2011.
(b) Charles A. Ratner (age 69), currently President and Chief Executive Officer of the Company and a “Class B” member of the Board, will be succeeded as President and Chief Executive Officer by David J. LaRue. Concurrently with the succession, Mr. Ratner will become the Chairman of the Board and will remain a “Class B” member of the Board.
Albert B. Ratner (age 83) and Samuel H. Miller (age 89), currently “Class B” members and Co-Chairmen of the Board, will not stand for re-election to the Board and will step down as members and Co-Chairmen of the Board. In recognition of their vast knowledge of the real-estate industry and over 120 years of combined experience with the Company and community, the Board will appoint Albert B. Ratner and Samuel H. Miller to serve as Co-Chairmen Emeritus and each will remain active with the Company.
(c) David J. LaRue (age 49), Executive Vice President and Chief Operating Officer of the Company since March 2010, will succeed Charles A. Ratner as President and Chief Executive Officer of the Company. Mr. LaRue joined the Company in 1986. From 2003 to March 2010, Mr. LaRue served as President and Chief Operating Officer of Forest City Commercial Group, Inc., a subsidiary of the Company. To the Company’s knowledge, there are no arrangements or understandings between Mr. LaRue and any other person pursuant to which he was selected as the President and Chief Executive Officer.
The management and Board changes disclosed above are not due to any disagreement with the Company or concerns relating to the operations, policies, or practices of the Company.
A copy of the press release announcing the management and Board changes is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 1, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forest City Enterprises, Inc.
By: /s/ Robert G. O’Brien
Name:	Robert G. O’Brien
Title:	Executive Vice President and Chief Financial Officer
Date: March 1, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 1, 2011.